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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934





       Date of report (Date of earliest event reported): November 14, 2001


                              BECKMAN COULTER, INC.
             (Exact name of registrant as specified in its charter)


        Delaware                     001-10109                95-104-0600
(State of Incorporation)    (Commission File Number)         (IRS Employer
                                                          Identification No.)
                            4300 N. Harbor Boulevard
                        Fullerton, California 92834-3100
               (Address of principal executive offices) (Zip Code)


                                 (714) 871-4848
              (Registrant's telephone number, including area code)




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ITEM 5. OTHER EVENTS.

     Beckman Coulter, Inc. is filing herewith certain exhibits related to its offering of Senior Notes due 2011. For further information concerning the Notes, please refer to such exhibits and Beckman Coulter's registration statement on Form S-3 (File No. 333-58968).

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

7(c)              Exhibits

                  1.1      Form of Underwriting Agreement.

                  4.1      Form of Supplemental Indenture.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  November 14, 2001
                                             BECKMAN COULTER, INC.



                                             By: /s/ AMIN KHALIFA
                                                 -------------------------------
                                             Name:  Amin Khalifa
                                             Title: Vice President, Finance and
                                                    Chief Financial Officer

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  Exhibits
    No.                          Description
-----------                     -------------

    1.1                  Form of Underwriting Agreement.

    4.1                  Form of Supplemental Indenture.